UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2017 (May 23, 2017)

ACTIVISION BLIZZARD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15839	95-4803544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3100 Ocean Park Boulevard Santa Monica, CA	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(310) 255-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act               ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

2.600% Senior Notes due 2022, 3.400% Senior Notes due 2027 and 4.500% Senior Notes due 2047

On May 26, 2017, Activision Blizzard, Inc. (the “Company”) completed its previously announced offering of three series of senior unsecured notes in an aggregate principal amount of $1.2 billion, in a public underwritten offering, consisting of $400 million of 2.600% Senior Notes due 2022 (the “2022 Notes”), $400 million of 3.400% Senior Notes due 2027 (the “2027 Notes”) and $400 million of 4.500% Senior Notes due 2047 (the “2047 Notes” and, together with the 2022 Notes and the 2027 Notes, the “Notes”).

The Notes are the general senior obligations of the Company. Each series of Notes will be effectively subordinated to all of the Company’s future senior secured debt, if any, to the extent of the value of the assets securing such debt. The Notes will not be guaranteed by any of the Company’s subsidiaries.

The Notes were offered and sold by the Company pursuant to its automatic shelf Registration Statement on Form S-3 (the “Registration Statement”) (Registration Statement No. 333-213520), filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2016, as supplemented by the prospectus supplement dated May 23, 2017.

The Indenture and the Supplemental Indenture

The Notes were issued pursuant to a base indenture, dated May 26, 2017 (the “Base Indenture”), as supplemented by a supplemental indenture, dated as of May 26, 2017 (the “Supplemental Indenture and, together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The 2022 Notes will accrue interest at the rate of 2.600% per year and will mature on June 15, 2022. The 2027 Notes will accrue interest at the rate of 3.400% per year and will mature on June 15, 2027. The 2047 Notes will accrue interest at the rate of 4.500% per year and will mature on June 15, 2047. Interest on the Notes will be payable semi-annually in arrears on each June 15 and December 15. Interest on the Notes will accrue from May 26, 2017.

The 2022 Notes, the 2027 Notes and the 2047 Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after May 15, 2022, March 15, 2027 and December 15, 2046, respectively, in each case at 100% of the aggregate principal amount thereof plus accrued and unpaid interest, if any to, but excluding, the redemption date.

In addition, the Company may redeem some or all of the 2022 Notes, the 2027 Notes and the 2047 Notes prior to May 15, 2022, March 15, 2027 and December 15, 2046, respectively, in each case at a price equal to 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.

Upon the occurrence of certain change of control events, the Company will be required to offer to repurchase the Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the purchase date applicable to such Notes.

The Indenture contains covenants that limit the ability of the Company to create or incur secured indebtedness and the ability of the Company and any of its Restricted Subsidiaries (as such term is defined in the Indenture) to, among other things enter into sale or leaseback transactions and consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets.

The Indenture also provides for customary events of default.

The foregoing summaries of the Base Indenture, the Supplemental Indenture, the 2022 Notes, the 2027 Notes and the 2047 Notes are not complete and are qualified in their entirety by reference to the full and complete texts of the Base Indenture, the Supplemental Indenture and the forms of the 2022 Notes, the 2027 Notes and the 2047 Notes, copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.                                        Other Events.

On May 23, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of the Notes pursuant to the Registration Statement described above.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Exhibit Title or Description
1.1

Underwriting Agreement, dated as of May 23, 2017, between Activision Blizzard, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 26, 2017, between Activision Blizzard, Inc. and Wells Fargo Bank, National Association, as trustee.

4.2	Supplemental Indenture, dated as of May 26, 2017, between Activision Blizzard, Inc. and Wells Fargo Bank, National Association, as trustee.

4.3	Form of certificate for the Company’s 2.600% Notes due 2022 (included in Exhibit 4.2).

4.4	Form of certificate for the Company’s 3.400% Notes due 2027 (included in Exhibit 4.2).

4.5	Form of certificate for the Company’s 4.500% Notes due 2047 (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

12.1	Statement Re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2017	ACTIVISION BLIZZARD, INC.

	By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
1.1

Underwriting Agreement, dated as of May 23, 2017, between Activision Blizzard, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 26, 2017, between Activision Blizzard, Inc. and Wells Fargo Bank, National Association, as trustee.

4.2	Supplemental Indenture, dated as of May 26, 2017, between Activision Blizzard, Inc. and Wells Fargo Bank, National Association, as trustee.

4.3	Form of certificate for the Company’s 2.600% Notes due 2022 (included in Exhibit 4.2).

4.4	Form of certificate for the Company’s 3.400% Notes due 2027 (included in Exhibit 4.2).

4.5	Form of certificate for the Company’s 4.500% Notes due 2047 (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

12.1	Statement Re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).